UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2006
Date of Report (Date of earliest event reported)

BANYAN CORPORATION
(Exact name of registrant as specified in its charter)

OREGON	000-26065
(State or other jurisdiction)	(Commission File Number)

Suite 500, 1925 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)

(800) 808-0899
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Premier Acquisition

          We recently purchased substantially all of the outstanding equity securities of the constituent entities of a diagnostic imaging business, Premier Medical Group, Inc., Premier Imaging, LLC and Premier Health Services, LLC, (hereinafter collectively referred to as “Premier”) from Dr. Brad Goldstein (“Dr. Goldstein”) the founder, owner and operator of Premier. As a result of the purchase, all of the assets and liabilities of the business have been transferred to us. The source of funds for the acquisition was the securities purchase agreement described herein under “Item 3.02 Unregistered Sales of Equity Securities – Securities Purchase Agreements -- 2006 Securities Purchase Agreement.”

          Premier offers Nerve Conduction Velocity (“NCV”) testing through our Chiropractic USA franchisees and other health care professionals to their patients. NCV testing measures the transmission of nerve impulses through the body, identifies problems in the nervous system, and helps to substantiate the benefit and cost of treatment to patients and their insurers. Premier sets up blocks of patient testing appointments, and then arranges for a certified neurological or radiological technician to bring test equipment to the doctors’ offices and perform the scheduled tests.

          Premier, which is based in Boca Raton, Florida, has forty-five employees and performs more than 10,000 NCV tests annually. Premier has also developed the VT3000, a remote NCV testing device. The Food and Drug Administration granted marketing approval for the VT3000 on October 27, 2005. We intend to arrange with third parties to manufacture the device and to market it to chiropractors and other health care professionals. With the VT3000 installed in their offices, chiropractors can perform NCV testing when the patient is at their office without having to schedule a visit from our technicians. Our technicians will be able to supervise the testing via the Internet and telephone. We believe that this protocol will increase the number of tests we can perform and increase the revenue from those tests.

          On February 10, 2006, we completed the acquisition of Premier pursuant to a Stock Purchase Agreement with Dr. Goldstein. Under the agreement, we paid Dr. Goldstein $2,000,000 in cash at closing plus 14,285,714 shares of our common stock. We also agreed to pay Dr. Goldstein an additional $100,000 and an amount equal to the pre-closing accounts receivable that are actually collected, once Premier’s cash flow permits these additional payments to be made.

          Dr. Goldstein entered a new one-year employment agreement with Premier effective February 10, 2006. Under this agreement, Dr. Goldstein will continue to market, develop and supervise our diagnostic imaging business and to train clients, employees and Chiropractic USA franchisees. He will earn an annual salary of $200,000 and receive a grant of stock options pursuant to our 2004 Human Resources Incentive Stock Option Plan to be determined.

          For as long as Dr. Goldstein continues to hold shares received in the transaction that are subject to restriction, Michael J. Gelmon, our Chief Executive Officer, and Cory H. Gelmon, our Chief Financial Officer and President have agreed that if there is an offer to purchase any of their stock in Banyan, Dr. Goldstein has the right to sell his shares on the same terms and conditions as the Gelmons.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

          Please refer to “Item 2.01. Completion of Acquisition or Disposition of Assets” for a description of unregistered securities issued to Dr. Goldstein in connection with the Premier Acquisition.

Securities Purchase Agreements

          2006 Securities Purchase Agreement

          Effective February 8, 2006, we entered into a Securities Purchase Agreement (the “2006 Securities Purchase Agreement”) with AJW Partners, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (hereinafter collectively referred to as the "Investors") and ancillary agreements (hereinafter described collectively as the "2006 Transaction Agreements"). Under the 2006 Securities Purchase Agreement, we agreed to sell the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "2006 Convertible Notes") due February 8, 2009 with 8% annual interest payable quarterly. The Investors may convert the 2006 Convertible Notes into shares at the lower of $.005 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion. Based on the conversion price of $.0025 on February 7, 2006 the 2006 Convertible Notes can be converted into a minimum of 1,200,000,000 shares. Management believes that the actual conversion price may be lower and more than the minimum number of shares that may be issued when the Convertible Notes are converted.

          To date, the Investors have purchased $2,150,000 of the 2006 Convertible Notes. The 2006 Securities Purchase Agreement provides for the sale of an additional $850,000 of the 2006 Convertible Notes. On the last business day of each month beginning in March 2006 and ending in December 2006, the Investors will purchase from the Company $85,000 in 2006 Convertible Notes and Warrants to purchase 1,275,000 shares.

          We agreed to issue to the Investors for no additional cash consideration Stock Purchase Warrants (the "2006 Warrants") to purchase an aggregate of 45,000,000 shares at $.001 per share, fifteen warrants for each one dollar of 2006 Convertible Notes purchased by the Investors. 32,250,000 of the 2006 Warrants have been issued as of the date hereof. The Warrants expire February 8, 2011.

          $2,000,000 of the proceeds from the 2006 Convertible Notes was used for the Premier Acquisition. The balance of $1,000,000 will be used for working capital and expenses. See “Item 2.01 Completion of Acquisition or Disposition of Assets -- Premier Acquisition.”

          2004 Securities Purchase Agreement

          Effective November 8, 2004, we entered into a Securities Purchase Agreement with the Investors and ancillary agreements (hereinafter described collectively as the "2004 Transaction Agreements"). This section updates our disclosures concerning this transaction. Under the 2004 Securities Purchase Agreement, we sold the Investors a total of $3,000,000 in Callable Secured Convertible Notes (the "Convertible Notes") due November 8, 2006 with 10% annual interest payable quarterly, the first four months interest to be prepaid from proceeds of the Convertible Notes. The Investors may convert the Convertible Notes into shares at the lower of $.22 per share or 50% of the three lowest intraday trading prices during the twenty trading days prior to conversion.

          We agreed to issue to the Investors for no additional cash consideration 3,000,000 Stock Purchase Warrants (the "2004 Warrants") to purchase one share at $.40 per share for each one dollar of Convertible Notes purchased by the Investors. The Warrants expire November 8, 2009.

          To date, the Investors have converted $1,155,162 of the 2004 Convertible Notes into 74,400,000 shares, an average of $.015 per share. Based on the conversion price of $.025 on February 7, 2006 the remaining $1,844,838 in principal amount of 2004 Convertible Notes can be converted into a minimum of 710,000,000 shares. Management believes that the actual conversion price may be lower and more than the minimum number of shares that may be issued when the Convertible Notes are converted.

          The proceeds from the Convertible Notes were used to prepay the balance of $584,930 on a term loan and related installment note due July 31, 2005 in the original principal amount of $1,000,000 that was personally guaranteed by the Gelmons and others and $69,000 was used to repay a loan from 860532 Alberta Ltd. that is owned by the Gelmons. We also used the proceeds to repay principal and interest on other outstanding notes and accounts payable, fees, and business development purposes, including $700,000 to enter the diagnostic imaging business.

Provisions Common to the 2004 and 2006 Transaction Agreements

          The Investors will be entitled to exercise the Warrants on a cashless basis if the shares of common stock underlying the Warrants are not then registered pursuant to an effective registration statement. In the event that an Investor exercises the Warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the Warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrant or issued in connection with the Convertible Notes issued pursuant to the Securities Purchase Agreement. Upon the issuance of shares of common stock below the market price, the exercise price of the Warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

          In addition, the conversion price of the Convertible Notes and the exercise price of the Warrants will be adjusted in the event that we issue common stock at a price below the fixed conversion price, below market price, with the exception of any securities issued in connection with the Securities Purchase Agreement. The conversion price of the Convertible Notes and the exercise price of the Warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the Investors’ positions.

          Payment of the Convertible Notes is secured by all of our assets pursuant to a Security Agreement and an Intellectual Property Security Agreement.

          Pursuant to a Registration Rights Agreement we agreed to file a registration statement to register on request by the Investors the shares underlying the Notes and Warrants. We filed a registration statement for 2,000,0000,000 shares today.

          Michael Gelmon, our Chief Executive Officer, and Cory Gelmon, our President and Chief Operating Officer, each entered into a Guaranty and Pledge Agreement to provide additional security for our performance of the Transaction Agreements. Michael Gelmon pledged to the Investors 14,623,333 shares he owns of record. Cory Gelmon pledged to the Investors 15,123,333 shares he owns of record.

          We will be subject to the payment of certain penalties and damages in the event we do not satisfy our obligations under the Transaction Agreements including those with respect to registration of the shares underlying the Convertible Notes and Warrants.

Section 8 - Other Events

Item 8.01 Other Events.

New Chief Operating Officer, Marshall F. Wilmot.

          Effective February 1, 2006, we hired a new Chief Operating Officer, Marshall F. Wilmot. Mr. Wilmot has overall responsibility for the day-to-day operations of our subsidiaries Chiropractic USA and Diagnostic USA. In the past four years, he held several key positions, most recently as Vice President, Marketing, in the Forzani Group, Ltd., a publicly traded company based in Calgary, Alberta. Forzani Group is Canada’s largest sporting goods retailer with more than 500 corporate and franchised locations. For fiscal 2005, Forzani Group reported sales of $985,000,000 and net profits of $22,000,000 (figures are in Canadian dollars). Previously, Mr. Wilmot had a distinguished twelve-year career with Canadian Airlines International, Ltd., most recently as the Vice President, In-flight service. He received a Masters of Business Administration from Nyenrode Universiteit in the Netherlands in 1986, and a Bachelor of Commerce with a major in Finance from the University of Calgary in 1983.

          Our compensation agreement with Mr. Wilmot provides for a salary of $120,000 per year, an annual bonus of up to $180,000 based upon the pre-tax earnings of Diagnostic USA in excess of $1,700,000. For his services, we also issued 1,000,000 shares of stock and granted 5,000,000 options exercisable at $.06 per share for five years, of which 1,666,667 vest immediately and 1,666,666 will vest on the first and second anniversary of his employment.

Legal Proceedings.

          As reported in our Form 10-QSB for the quarter ended September 30, 2005, on November 4, 2005, the District Court for the City and County of Denver, Colorado entered judgment in favor of four note holders and against the Company for $290,000 plus interest at 22% and cost of collection, including attorney fees. On February 8, 2006 the Court ordered this judgment vacated. On February 10, 2006, the four note holders requested the Court to reenter judgment. We will oppose reentry of judgment.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          The financial statements of Premier, pro forma financial information, and exhibits required by this item will be filed by amendment within 71 calendar days after the date this report has been filed.

(c) Exhibits

Exhibit
Number

4.8	Securities Purchase Agreement dated as of February 8, 2006 between the registrant and the investors named therein *
4.9	Form of Convertible Notes due February 2009 *
4.10	Form of Common Stock Purchase Warrant dated as of February 8, 2006 *
4.11	Registration Rights Agreement dated as of February 8, 2006 between the registrant and the investors named therein *
4.12	Security Agreement dated as of February 8, 2006 between the registrant and the secured parties named therein *

4.13	Intellectual Property Security Agreement dated as of February 8, 2006 between the registrant and the secured parties named therein *
4.14	Form of letter agreement re conversion price adjustment dated as of February 8, 2006 between the registrant and the investors named therein *
10.17	Stock Purchase Agreement with Exhibits *
10.18	Addendum to Stock Purchase Agreement between the registrant and Dr. Brad Goldstein et al., dated February 7, 2006 *
10.19	Employment Agreement between Premier Health Services, LLC, a subsidiary of the registrant, and Dr. Brad Goldstein dated February 10, 2006 *
10.20	Letter agreement re offer of employment between the registrant and Marshall Wilmot effective as of February 1, 2006 *
*	Incorporated by reference to the registrant’s Registration Statement on Form SB-2 filed February 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION

Date: February 14, 2006
By /s/ Michael J. Gelmon
Michael J. Gelmon, Chief Executive Officer